_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported):  October 28, 1997


          SEQUOIA MORTGAGE FUNDING CORPORATION, (as depositor).


               SEQUOIA MORTGAGE FUNDING CORPORATION
      -----------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware               333-22681          91-1771827
----------------------------   ------------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       591 Redwood Highway
       Suite 3120
       Mill Valley, California                       94941
     ---------------------------                  ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (415) 381-1765
                                                   ----- --------

_________________________________________________________________


Item 5.   Other Events.
----      ------------

Filing of Computational Materials.
---------------------------------

     In  connection  with  the  offering  of the  Sequoia  Mortgage  Trust  2
Collateralized Mortgage Bonds, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter of the Bonds (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although Sequoia Mortgage Funding Corporation provided the Underwriter with certain information regarding the characteristics of the Loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Bonds, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1  Computational Materials.




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         SEQUOIA MORTGAGE FUNDING CORPORATION



                         By: /s/ Vickie L. Rath
                             -----------------------------------
                               Vickie L. Rath
                               Treasurer and Assistant Secretary



Dated:  October 28, 1997


                                Exhibit Index
                                -------------


Exhibit
-------

99.1      Computational Materials





                                 Exhibit 99.1
                                 ------------


(LOGO) MERRILL LYNCH     COMPUTATIONAL MATERIALS FOR SEQUOIA MORTGAGE TRUST 2



                             ABS NEW TRANSACTION



                           COMPUTATIONAL MATERIALS
                           -----------------------


                                $(756,600,000)
                           SEQUOIA MORTGAGE TRUST 2





                       MERRILL LYNCH CREDIT CORPORATION
                                   Servicer

                         NORWEST BANK MINNESOTA, N.A.
                                   Trustee





                        $(600,000,000) CLASS A-1 BONDS
                        $(156,600,000) CLASS A-2 BONDS





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement. [THIS PARAGRAPH APPEARS AS FOOTER ON EACH PAGE]

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational
Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-5320.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




BONDS:

Class:                                  A-1                           A-2
Size:                             $(600,000,000)                 $(156,600,000)
Coupon (30/360) (guaranteed by AMBAC): Rolling CMT + (   )       LIBOR + (   )
Life Cap:                                10%                          10%
Periodic Cap / Floor:                  2% / N.A.                      N.A.
Avg. Months to Roll:                      6                            1
Expected Rating (S&P/Moody's):         AAA/Aaa                      AAA/Aaa
Avg. Life (to call):                  4.65 yrs.                    4.65 yrs.
Prepayment Rate (CPR):                   15%                         15%
Expected Final (to call):             05/25/06                     05/25/06
Legal Final:                          10/25/24                     10/25/24


TRANSACTION SUMMARY:

Issuer:                 Sequoia Mortgage Trust 2

Servicer:               Merrill Lynch Credit Corporation

Underwriter:            Merrill Lynch, Pierce, Fenner & Smith Incorporated

Trustee:                Norwest Bank Minnesota, N.A.

Surety Bond Provider:   AMBAC

Expected Pricing Date:  Week of October 20, 1997

Expected Closing Date:  Week of October 27, 1997

Distribution Date:      25th of each month, beginning on November 25, 1997

Cut-off Date:           October 1, 1997

Stated Delay:           No delay days

Tax Status:             Owner Trust

SMMEA: Class A Bonds will constitute "mortgage related securities" for purposes of SMMEA.

ERISA:
     Class A Bonds will be eligible for purchase by ERISA accounts subject to the satisfaction of the conditions of the underwriter's exemption. A Benefit Plan should consult with counsel before making a purchase.


STRUCTURE:

Credit Enhancement:
     Class A Bonds will be supported by a 100% insurance guarantee provided by an AMBAC Bond Insurance Policy, which is non-cancelable, in favor of the Trustee. The AMBAC policy will guarantee timely payment of interest and ultimate payment of principal. The AMBAC policy will also guarantee the Class A-1 Interest Rate and the Class A-2 Interest Rate.

     In addition, excess servicing and overcollateralization of 1.00% is available to cover losses on the Class A Bonds.


Bond Interest Rate: CLASS A-1

               The interest rate for the Class A-1 Bonds for any Distribution Date (the "Class A-1 Interest Rate") will be equal to a per annum floating rate equal to the Rolling One-Year Constant Maturity Treasury Rate for the related Interest Accrual Period. The Class A-1 Interest Rate for the first Payment Date will equal 6.50% per annum.

               The "Rolling One-Year Constant Maturity Treasury Rate" will be equal to the arithmetic average of twelve reference rates (each, a "Reference Rate") determined in the following manner. Each month one of the twelve Reference Rates will be set and the rate so determined by the Bond Trustee will remain fixed for the following twelve months. Only one Reference Rate will be set each month; the other eleven Reference Rates will remain constant. For example, the Reference Rate for January 1998 will be set on the One-Year Constant Maturity Treasury Rate Determination Date occurring in January 1998 and will remain fixed for the period of January 25, 1998 through January 24, 1999.

               The Reference Rate determined each month will be set to a level equal to the One-Year Constant Maturity Treasury Index in effect for the week ending on Friday of the first full week (i.e. the week which includes the first Monday of the month) of the prior month (i.e. a 45 day look back) plus a fixed margin to be set at pricing, subject, however, to (i) a maximum increase not to exceed the sum of the Reference Rate for such month determined in the immediately preceding year plus 2.0% and (ii) a maximum rate of 10%. The method used to determine the Class A-1 Interest Rate is similar to the way a coupon would be set for a pool of CMT ARM loans.

               The "One-Year Constant Maturity Treasury Index" will be the average of the published yields for each business day during the specified one full week of the yield on United States Treasury securities adjusted to a constant maturity of one year.

               CLASS A-2

               The interest rate for the Class A-2 Bonds for any Distribution Date (the "Class A-2 Interest Rate") will be equal to the lesser of (i) a per annum floating rate equal to One Month LIBOR for the related Interest Accrual Period, plus _.__%, and
               (ii) 10% per annum.



Principal Payments: On each Payment Date, to  the extent funds are  available therefor, principal payments will be made on a pro rata basis to Class A-1 and Class A-2 according to the outstanding balance of each class.

Priority of
Payments:
          The Available Funds will be distributed as follows: (i) Bond Insurance Premium and fee payable to Redwood Trust under Management Agreement and the fee payable to the Owner Trustee and the Custodian (ii) the Issuer Swap Payment, if any, (iii) Interest Payment Amount to Bondholders, (iv) Basic Principal Payment Amount,
          (v) Insurer Reimbursement Amount, (vi) Excess Cashflow Principal Amount, (vii) certain payments necessary to reimburse the Servicer or Bond Trustee, and (viii) any remaining amounts to the holder of the Investor Certificate.


Convertible Loans:  Convertible Mortgage Loans allow  the borrower to convert the adjustable rate to a fixed rate (0.73% of the Pool Balance as of the Cut-off Date) and to a different Index (100% of the Pool Balance as of the Cut-off Date). Index Convertible Mortgage Loans allow the borrower to convert its Index to a different Index. The frequency of the Interest Adjustment Date may not be changed in connection with such conversion.

               The Servicer is  obligated to purchase any  mortgage loan that
               converts to  a fixed rate.   The Servicer will  not purchase a
               mortgage loan upon its conversion to another index.

Optional
Termination:        The  Issuer  may  redeem  the  Class  A  Bonds  remaining
                    outstanding on any  Distribution Date at the  earlier of:
                    (a) 10 years from the Closing Date, or (b) when the aggregate unpaid Principal Balance of such Mortgage Loans is less than 25% of the aggregate unpaid Principal
                    Balance of the Mortgage Loans on the Cut-off Date. If an election to redeem the Bonds is made, the Issuer must redeem both Class A-1 and Class A-2 Bonds.

                    The Bond Insurer may redeem the Class A Bonds remaining outstanding on the Distribution Date when the aggregate unpaid Principal Balance of such Mortgage Loans is less than 5% of the aggregate unpaid Principal Balance of the Mortgage Loans on the Cut-off Date. The Call Price on the Class A-1 Bonds will be set at the price at which the Class A-1 Bonds are expected to be offered, (103)%. The Call Price on the Class A-2 Bonds is par.


COLLATERAL:

All PrimeFirst(Registered Trademark) loans are high balance, adjustable rate mortgage loans secured by first liens on 1-4 family residential properties.


All the mortgage loans in Sequoia Mortgage Trust 2 are PrimeFirst(Registered Trademark) loans that were originated by Merrill Lynch Credit Corporation or acquired by it in the course of its correspondent lending activities. In general, each PrimeFirst(Registered Trademark) loan acquired as of the Closing Date will have an original term to maturity of 25 years and is scheduled to pay only interest for the first 10 years of its term.

Each mortgage loan has an interest rate that adjusts either a) monthly to a spread over 1 Month LIBOR, Prime or the 1 Year Treasury, or b) semi-annually to a spread over either 6 Month LIBOR, Prime, or 1 Year Treasury. The Mortgage Loans have lifetime rate caps but no periodic rate caps.

The following statistics relate to the $764,291,900 of Mortgage Loans expected to be transferred to the Owner Trust on the Closing Date (subject to loan substitutions to be completed prior to the Closing Date and expected not to exceed 5% of the Outstanding Principal Balance).

Outstanding Principal Balance                        $764,291,900
Number of Loans                                             2,302
Weighted Average Maximum Mortgage Rate                    12.642%
Weighted Average Remaining Term                        296 months
Weighted Average Gross Margin                              1.917%
Life Cap                                                  12.642%
Weighted Average Months to Roll                              2.05
Weighted Average LTV at Origination                        80.15%
Weighted Average Constructive LTV at Origination           67.41%
Average Principal Balance                                $332,012
Maximum Principal Balance                              $3,150,000
Additional Collateral Loans                                41.94%
Convertible to a Fixed Rate                                 0.73%
Convertible to a Different Index                             100%
Occupancy         Owner Occupied:                          86.91%
                  Investor:                                 2.93%
                  Second Home:                             10.16%
Property Type    Single Family & de minimis PUD:           87.47%
                 Condominium:                               8.78%
                 2-4 Family Residence:                      0.90%
                 PUD Project:                               1.23%
Loan Purpose     Purchase:                                 63.55%
                 Cash-out Refinance:                       24.51%
                 Rate and Term Refinance:                  11.94%

Mortgage Loans are in 49 States and the District of Columbia. Largest state concentrations: CA-20.8%, FL-12.08%, NY-9.52%, NJ-5.53%, GA-5.41%, and CT-
5.29%.




COLLATERAL INDEX AND ADJUSTMENT FREQUENCY


                             Adj.                  % of               Gross          Weighted Avg.
Index                        Freq.                 Pool                WAC            Gross Margin

1M LIBOR                    Monthly               50.92%             7.464%              1.838%
6M LIBOR                  Semi-Annual             48.70              7.859               1.994
1-YR. CMT                 Semi-Annual              0.34              8.620               2.716
1-YR. CMT                   Monthly                0.03              8.125               2.625
PRIME                     Semi-Annual              0.01              8.75                0.250
                                                   ----              -----               -----
Total/Average                                    100.00%             7.661%              1.917%
                                                 ======              ======              ======




COLLATERAL CHARACTERISTICS:


                 STATE                        LOANS               CURRENT BALANCE              % OF POOL

                 AK                             3                       429,862                   0.06
                 AL                            16                     1,612,994                   0.21
                 AR                            16                     1,773,589                   0.23
                 AZ                            67                    20,885,792                   2.73
                 CA                           290                   158,965,028                  20.80
                 CO                            75                    29,070,922                   3.80
                 CT                            78                    40,418,417                   5.29
                 DC                            10                     5,376,854                   0.70
                 DE                             5                       927,037                   0.12
                 FL                           301                    92,317,546                  12.08
                 GA                           116                    41,384,062                   5.41
                 HI                            10                     3,603,870                   0.47
                 IA                             4                       827,469                   0.11
                 ID                            17                     4,184,038                   0.55
                 IL                            76                    20,380,024                   2.67
                 IN                            26                     5,449,926                   0.71
                 KS                             8                     1,302,905                   0.17
                 KY                            13                     1,897,620                   0.25
                 LA                            25                     4,634,028                   0.61
                 MA                            50                    18,705,408                   2.45
                 MD                            28                     8,666,451                   1.13
                 ME                            11                     1,371,703                   0.18
                 MI                            83                    19,154,328                   2.51
                 MN                            16                     4,591,659                   0.60
                 MO                            31                     8,043,333                   1.05
                 MS                             5                       802,899                   0.11
                 MT                            10                     1,985,846                   0.26
                 NC                            37                     9,519,439                   1.25
                 ND                             2                       336,300                   0.04
                 NE                            10                     2,414,700                   0.32
                 NH                            11                     1,538,445                   0.20
                 NJ                           122                    42,262,995                   5.53
                 NM                            13                     2,813,659                   0.37
                 NV                            31                    11,678,936                   1.53
                 NY                           234                    72,747,527                   9.52
                 OH                            31                     7,074,776                   0.93
                 OK                            25                     4,018,297                   0.53
                 OR                             7                     4,280,960                   0.56
                 PA                            60                    13,114,898                   1.72
                 RI                             7                     2,184,802                   0.29
                 SC                            25                     7,180,230                   0.94
                 TN                            15                     5,524,691                   0.72
                 TX                           139                    34,776,452                   4.55
                 UT                            29                    10,786,473                   1.41
                 VA                            39                    12,653,082                   1.66
                 VI                             9                     2,238,291                   0.29
                 VT                            13                     1,846,080                   0.24
                 WA                            35                    10,154,558                   1.33
                 WI                            11                     2,963,226                   0.39
                 WV                             2                       350,000                   0.05
                 WY                             5                     3,069,472                   0.40
                                                -                     ---------                   ----
                                             2302                  $764,291,900                100.00%
                                             ====                   ===========                =======





CURRENT BALANCE                             LOANS               CURRENT BALANCE              % OF POOL

0.01-   25,000.00                              20                       410,678                   0.05
25,000.01-   50,000.00                         96                     3,986,624                   0.52
50,000.01-   75,000.00                        146                     9,408,948                   1.23
75,000.01-  100,000.00                        168                    15,104,831                   1.98
100,000.01-  200,000.00                       592                    88,306,062                  11.55
200,000.01-  300,000.00                       404                   101,410,836                  13.27
300,000.01-  400,000.00                       303                   106,271,886                   13.9
400,000.01-  500,000.00                       164                    73,545,383                   9.62
500,000.01-  600,000.00                       106                    59,538,156                   7.79
600,000.01-  700,000.00                        81                    52,502,588                   6.87
700,000.01-  800,000.00                        45                    34,523,130                   4.52
800,000.01-  900,000.00                        29                    24,580,666                   3.22
900,000.01- 1,000,000.00                       59                    57,729,089                   7.55
1,000,000.01- 1,500,000.00                     58                    71,060,915                   9.30
1,500,000.01- 2,000,000.00                     15                    26,114,609                   3.42
2,000,000.01- 2,500,000.00                     10                    22,364,999                   2.93
2,500,000.01- 3,000,000.00                      5                    14,282,500                   1.87
3,000,000.01- 3,500,000.00                      1                     3,150,000                   0.41
                                                -                     ---------                   ----
Total                                        2302                  $764,291,900                100.00%
                                             ====                   ===========                =======
AVERAGE BALANCE: 332,012





LTV                                         LOANS               CURRENT BALANCE              % OF POOL

0.01-      10.00                                5                       504,863                   0.07
10.01-      20.00                              15                     2,134,671                   0.28
20.01-      30.00                              28                     4,596,623                   0.60
30.01-      40.00                              73                    16,340,994                   2.14
40.01-      50.00                             144                    37,534,930                   4.91
50.01-      60.00                             143                    53,950,408                   7.06
60.01-      70.00                             264                   103,653,576                  13.56
70.01-      75.00                             167                    72,752,130                   9.52
75.01-      80.00                             451                   143,880,770                  18.83
80.01-      85.00                              38                    12,377,225                   1.62
85.01-      90.00                             111                    31,229,636                   4.09
90.01-      95.00                              73                    25,981,609                   3.40
95.01-     100.00                             773                   252,817,998                  33.08
100.01-     105.00                             11                     4,351,356                   0.57
105.01-     110.00                              3                     1,233,293                   0.16
110.01-     115.00                              1                       400,000                   0.05
115.01-     120.00                              1                       139,832                   0.02
120.01-     124.99                              1                       411,985                   0.05
                                                -                       -------                   ----
Total                                       2,302                  $764,291,900                100.00%
                                            =====                  ============                =======
WTD AVERAGE:      80.15





EFFECTIVE LTV                                LOANS              CURRENT BALANCE              % OF POOL

0.01-      10.00                                 5                      504,863                   0.07
10.01-      20.00                               15                    2,134,671                   0.28
20.01-      30.00                               29                    4,805,023                   0.63
30.01-      40.00                               77                   18,365,994                   2.40
40.01-      50.00                              268                   60,298,848                   7.89
50.01-      60.00                              193                   74,315,555                   9.72
60.01-      70.00                            1,019                  367,179,298                  48.04
70.01-      75.00                              179                   77,056,177                  10.08
75.01-      80.00                              432                  138,325,702                  18.10
80.01-      85.00                               13                    4,505,104                   0.59
85.01-      90.00                               63                   14,881,951                   1.95
90.01-      95.00                                6                    1,032,473                   0.14
95.01-     100.00                                2                      474,255                   0.06
120.01-     125.00                               1                      411,985                   0.05
                                                 -                      -------                   ----
Total                                        2,302                 $764,291,900                100.00%
                                             =====                 ============                =======
WTD AVERAGE:      67.41%





OCCUPANCY STATUS                            LOANS              CURRENT BALANCE               % OF POOL

OWNER OCCUPIED                              1,877                  664,256,811                   86.91
SECOND RESIDENCE                              250                   77,621,879                   10.16
INVESTOR                                      175                   22,413,209                    2.93
                                              ---                   ----------                    ----
Total                                       2,302                 $764,291,900                 100.00%
                                            =====                 ============                 =======



LOAN PURPOSE                                LOANS              CURRENT BALANCE               % OF POOL

PURCHASE                                    1,499                  485,720,845                   63.55
CASH-OUT                                      539                  187,339,790                   24.51
REFINANCE                                     264                   91,231,264                   11.94
                                              ---                   ----------                   -----
Total                                       2,302                 $764,291,900                 100.00%
                                            =====                 ============                 =======



PROPERTY TYPE                               LOANS               CURRENT BALANCE              % OF POOL

SINGLE FAMILY                               1,491                   525,902,383                  68.81
de minimis PUD                                370                   142,607,548                  18.66
CONDO                                         278                    67,081,275                   8.78
CO-OP                                          79                    12,397,367                   1.62
PUD                                            43                     9,397,065                   1.23
2-4 FAM                                        41                     6,906,263                   0.90
                                               --                     ---------                   ----
Total                                       2,302                  $764,291,900                100.00%
                                            =====                  ============                =======





LIFE CAP                                    LOANS              CURRENT BALANCE               % OF POOL

12.000-     12.249                            132                   92,135,496                   12.06
12.250-     12.499                            270                  155,412,322                   20.33
12.500-     12.749                            395                  184,272,552                   24.11
12.750-     12.999                            476                  150,682,778                   19.72
13.000-     13.249                            451                  109,298,523                   14.30
13.250-     13.499                            369                   47,890,377                    6.27
13.500-     13.749                            133                   16,411,546                    2.15
13.750-     13.999                             75                    8,021,481                    1.05
14.000-     14.249                              1                      166,825                    0.02
                                                -                      -------                    ----
Total                                       2,302                 $764,291,900                 100.00%
                                            =====                 ============                 =======
WTD AVERAGE:     12.642






COUPON                                      LOANS              CURRENT BALANCE               % OF POOL

6.500-      6.749                               6                    3,754,643                    0.49
6.750-      6.999                              15                   11,624,595                    1.52
7.000-      7.249                              97                   71,822,894                    9.40
7.250-      7.499                             231                  139,520,558                   18.25
7.500-      7.749                             364                  178,155,087                   23.31
7.750-      7.999                             478                  161,149,653                   21.08
8.000-      8.249                             453                  110,508,290                   14.46
8.250-      8.499                             409                   55,886,602                    7.31
8.500-      8.749                             152                   22,119,725                    2.89
8.750-      8.999                              96                    9,583,026                    1.25
9.000-      9.249                               1                      166,825                    0.02
                                                -                      -------                    ----
Total                                       2,302                 $764,291,900                 100.00%
                                            =====                 ============                 =======
WTD AVERAGE:      7.661








       STATED REMAINING TERM                LOANS              CURRENT BALANCE               % OF POOL

                287                             4                    1,363,107                    0.18
                288                             1                      146,398                    0.02
                289                            14                    3,816,904                    0.50
                290                            59                   15,588,568                    2.04
                291                           148                   54,504,091                    7.13
                292                            33                    8,790,256                    1.15
                293                            19                    8,455,595                    1.11
                294                           266                   80,531,093                   10.54
                295                           416                  134,408,984                   17.59
                296                           396                  127,214,362                   16.64
                297                           520                  175,964,564                   23.02
                298                           312                  112,664,099                   14.74
                299                           112                   40,270,972                    5.27
                300                             2                      572,907                    0.07
                                                -                      -------                    ----
Total                                       2,302                 $764,291,900                 100.00%
                                            =====                 ============                 =======
WTD AVERAGE TERM:   296





                NEXT RATE ADJUSTMENT         LOANS               CURRENT BALANCE            % OF POOL

                            11/1/97         1,271                   460,282,107                  60.22
                            12/1/97           229                    65,090,427                   8.52
                             1/1/98           320                    96,355,489                  12.61
                             2/1/98           222                    64,401,396                   8.43
                             3/1/98           112                    37,379,881                   4.89
                             4/1/98           148                    40,782,598                   5.34
                                              ---                    ----------                   ----
Total                                       2,302                  $764,291,900                100.00%
                                            =====                  ============                =======





               NEXT RATE ADJUSTMENT
               (PRIME BASED SEMI ANNUAL)
                            2/1/98               1                       54,400                 100.00
                                                 -                       ------                 ------
Total                                            1                      $54,400                100.00%
                                                 =                      =======                =======
GROSS WAC:   8.750%




              NEXT RATE ADJUSTMENT
              (1 YR CMT SEMI-ANNUAL)

                           12/1/97               2                      607,048                  23.28
                            1/1/98               1                    2,000,000                  76.72
                                                 -                    ---------                  -----
Total                                            3                   $2,607,048                100.00%
                                                 =                   ==========                =======
GROSS WAC:   8.620%





               NEXT RATE ADJUSTMENT
                  (1YR CMT MONTHLY)           LOANS             CURRENT BALANCE            PERCENTAGE
                            11/1/97               1                     260,000                 100.00
                                                  -                     -------                 ------
Total                                             1                    $260,000                100.00%
                                                  =                    ========                =======
GROSS WAC:   8.125%




               NEXT RATE ADJUSTMENT
               (6 MTH LIBOR SEMI-ANNUAL)

                            11/1/97              243                  70,858,199                 19.04
                            12/1/97              227                  64,483,379                 17.32
                             1/1/98              319                  94,355,489                 25.35
                             2/1/98              221                  64,346,996                 17.29
                             3/1/98              112                  37,379,881                 10.04
                             4/1/98              148                  40,782,598                 10.96
                                                 ---                  ----------                 -----
Total                                          1,270                $372,206,543               100.00%
                                               =====                ============               =======
GROSS WAC:   7.859%






                      MARGIN - PRIME            LOANS             CURRENT BALANCE           PERCENTAGE
                               0.25                1                      54,400                100.00
                                                   -                      ------                ------
Total                                              1                      54,400               100.00%
                                                   =                      ======               =======
WTD AVG:    0.250%




                 MARGIN - 1M LIBOR            LOANS              CURRENT BALANCE           PERCENTAGE
                             0.875                3                    2,162,709                  0.56
                             1.000                1                      600,000                  0.15
                             1.125                5                    2,988,000                  0.77
                             1.250                2                    1,168,435                  0.30
                             1.375               26                   28,896,308                  7.43
                             1.500               60                   33,809,182                  8.69
                             1.625              135                   82,401,773                 21.17
                             1.750               57                   33,063,642                  8.50
                             1.875              167                   73,625,554                 18.92
                             2.000               71                   33,564,443                  8.62
                             2.125              216                   49,484,892                 12.72
                             2.250               26                    8,313,659                  2.14
                             2.375               93                   21,692,246                  5.57
                             2.500               30                    3,904,387                  1.00
                             2.625              135                   13,488,680                  3.47
                                                ---                   ----------                  ----
Total                                         1,027                 $389,163,908               100.00%
                                              =====                 ============               =======
WTD AVG:   1.838%




               MARGIN - 6MO LIBOR             LOANS             CURRENT BALANCE            PERCENTAGE
                            0.750                 1                   1,232,000                   0.33
                            1.000                 3                   2,145,660                   0.58
                            1.125                 1                     800,000                   0.21
                            1.250                12                   5,607,470                   1.51
                            1.375                 3                   1,982,920                   0.53
                            1.500                23                  17,165,223                   4.61
                            1.625                46                  31,924,858                   8.58
                            1.750               172                  79,089,775                  21.25
                            1.875                42                  26,989,040                   7.25
                            2.000               203                  65,376,821                  17.56
                            2.125                45                  26,541,108                   7.13
                            2.250               385                  61,686,798                  16.57
                            2.375                23                   6,750,162                   1.81
                            2.500               103                  18,688,830                   5.02
                            2.625                20                   1,879,735                   0.51
                            2.750               185                  21,809,319                   5.86
                            2.875                 1                     170,000                   0.05
                            3.000                 1                     166,825                   0.04
                            3.250                 1                   2,200,000                   0.59
                                                  -                   ---------                   ----
Total                                         1,270                $372,206,543                100.00%
                                              =====                ============                =======
WTD AVG:   1.994%




  MARGIN - 1YR CMT (SEMI-ANNUALLY)
                             2.500                1                      94,548                   3.63
                             2.625                1                     512,500                  19.66
                             2.750                1                   2,000,000                  76.72
                                                  -                   ---------                  -----
Total                                             3                   2,607,048                100.00%
                                                  =                  ==========                =======
WTD AVG:   2.716%





        MARGIN - 1YR CMT (MONTHLY)           LOANS              CURRENT BALANCE            PERCENTAGE
                             2.625               1                      260,000                100.00
                                                 -                      -------                 ------
Total                                            1                     $260,000                100.00%
                                                 =                     ========                =======
WTD AVG:   2.625%



AVERAGE LIFE AND YIELD ANALYSIS

     The Class A-1 and Class A-2 Bonds will be priced using a 15% constant prepayment rate (CPR) assumption.

     The Bond Equivalent Effective Margin ("BEEM") analysis for the Class A-1
     Bonds was determined using a 103% bond price and call  price.   One Year
     CMT is assumed to be 5.56%.

     The Class A-2 Bonds is assumed to have a bond price and call price of par.

     The average life sensitivities apply to both Class A-1 and Class A-2.

                                 TO 25% CALL



                                                         CPR

  Margin (bps)        0%          9%          12%         15%         18%         20%         24%
       123           104          80          70          60          48           41          24
       129           109          85          76          65          53           46          29
       135           115          91          81          70          58           51          34
       141           121          96          86          75          64           55          39
       146           125          101         91          80          68           60          43
       152           131          106         96          85          73           65          48
       158           137          112         101         90          78           70          52
       164           143          117         107         95          83           75          57
       169           147          122         111         100         87           79          61

Beg. Am. (mos.)    02/25/07    11/25/97    11/25/97    11/25/97    11/25/97     11/25/97    11/25/97
End. Am. (mos.)    01/25/20    12/25/10    05/25/08    05/25/06    10/25/04     01/25/04    11/25/02
WAL (yrs.)          18.26        7.48        5.82        4.65        3.80         3.39        2.76



                                 TO MATURITY



                                                         CPR
 Margin (bps)          0%          9%         12%         15%         18%         20%         24%
       123           102          78          68          58          47           40          24
       129           108          83          74          64          53           45          29
       135           114          89          79          69          58           50          34
       141           119          94          85          74          63           55          39
       146           124          99          89          79          67           60          43
       152           130          104         94          84          73           65          48
       158           136          110         100         89          78           70          53
       164           141          115         105         94          83           75          58
       169           146          120         110         99          87           79          63

Beg. Am. (mos.)    02/25/07    11/25/97    11/25/97    11/25/97    11/25/97     11/25/97    11/25/97
End. Am. (mos.)    06/25/22    01/25/22    07/25/21    07/25/20    01/25/19     11/25/17    05/25/15
WAL (yrs.)          18.54        8.54        6.91        5.70        4.79         4.31        3.55








FOR ADDITIONAL INFORMATION PLEASE CALL:

ASSET BACKED SECURITIES GROUP
------------------------------
Rob DiOrio     (212) 449-1646
Mike Murphy    (212) 449-0843
Ted Hsueh (212) 449-9177
Scott Henderson     (212) 449-3780

MBS TRADING
---------
Vince Mora     (212) 449-5320
Dan Pace  (212) 449-5320

ASSET BACKED RESEARCH
------------------
Chris Flanigan (212) 449-1655
Ralph Diserio  (212) 449-1629
Ryan Asato     (212) 449-9622





(LOGO) MERRILL LYNCH     SUPPLEMENTAL COMPUTATIONAL MATERIALS
                             FOR SEQUOIA MORTGAGE TRUST 2


                             ABS New Transaction



                     Supplemental Computational Materials
                     ------------------------------------


                          -ADDITIONAL BEEM ANALYSIS-

                                $(756,600,000)
                           SEQUOIA MORTGAGE TRUST 2





                       MERRILL LYNCH CREDIT CORPORATION
                                   Servicer

                         NORWEST BANK MINNESOTA, N.A.
                                   Trustee



                        $(600,000,000) CLASS A-1 BONDS
                        $(156,600,000) CLASS A-2 BONDS



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement. [THIS PARAGRAPH APPEARS AS FOOTER ON EACH PAGE]

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational
Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-5320.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





BEEM TABLES


     The BEEM  analysis for the  Class A-1 Bonds  was determined using  a net
     margin of 158.   The Call Price is  the price in the left  column.  One-
     Year CMT is assumed to be 5.56%.

                                 TO 25% CALL


                                                        CPR
    Price         0%           9%          12%          15%          18%         20%          24%
   102-00        146          128          121          113          104          98           86
   102-04        145          126          118          110          101          95           82
   102-08        144          124          116          107          98           91           78
   102-12        143          122          114          104          94           87           73
   102-16        142          120          111          101          91           84           69
   102-20        140          118          109          99           88           80           65
   102-24        139          116          106          96           84           77           61
   102-28        138          114          104          93           81           73           57
   103-00        137          112          101          90           78           70           52
   103-04        136          110          99           87           75           66           48
   103-08        135          108          97           84           71           63           44



                                 TO MATURITY




                                                       CPR
    Price         0%           9%          12%          15%          18%          20%          24%
   102-00        145          127          120          113          105          99           87
   102-04        144          125          118          110          101          95           83
   102-08        143          123          115          107          98           92           79
   102-12        142          121          113          104          95           88           75
   102-16        140          119          110          101          91           84           70
   102-20        139          116          107          98           88           81           66
   102-24        138          114          105          95           84           77           62
   102-28        137          112          102          92           81           74           58
   103-00        136          110          100          89           78           70           53
   103-04        134          108          97           86           74           66           49
   103-08        133          106          95           83           71           63           45






FOR ADDITIONAL INFORMATION PLEASE CALL:

ASSET BACKED SECURITIES GROUP
------------------------------
Rob DiOrio     (212) 449-1646
Mike Murphy    (212) 449-0843
Ted Hsueh (212) 449-9177
Scott Henderson     (212) 449-3780

MBS TRADING
---------
Vince Mora     (212) 449-5320
Dan Pace  (212) 449-5320

ASSET BACKED RESEARCH
------------------
Chris Flanigan (212) 449-1655
Ralph Diserio  (212) 449-1629
Ryan Asato     (212) 449-9622



(LOGO) MERRILL LYNCH     SUPPLEMENTAL COMPUTATIONAL MATERIALS
                             FOR SEQUOIA MORTGAGE TRUST 2


                             ABS New Transaction



                     Supplemental Computational Materials
                     ------------------------------------


                       -2ND/ ADDITIONAL BEEM ANALYSIS-

                                $(756,600,000)
                           SEQUOIA MORTGAGE TRUST 2





                       MERRILL LYNCH CREDIT CORPORATION
                                   Servicer

                         NORWEST BANK MINNESOTA, N.A.
                                   Trustee



                        $(600,000,000) CLASS A-1 BONDS
                        $(156,600,000) CLASS A-2 BONDS



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement. [THIS PARAGRAPH APPEARS AS FOOTER ON EACH PAGE]

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational
Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-5320.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


BEEM TABLES:

     The BEEM analysis  for the Class A-1  Bonds was determined using  a 101%
                                                                         ---
     bond price and call price.   One-Year CMT is assumed to be 5.56%.
                                                                ----
                                 TO 25% CALL


                                                          CPR
  Margin (bps)        0%          9%          12%         15%         18%         20%         24%
       100            99          92          88          85           81          78          73
       106           105          97          94          90           86          83          78
       112           111          103         99          95           91          88          82
       118           117          108         104         100          96          93          87

Beg. Am. (mos.)    02/25/07    11/25/97    11/25/97    11/25/97     11/25/97    11/25/97    11/25/97
End. Am. (mos.)    01/25/20    12/25/10    05/25/08    05/25/06     10/25/04    01/25/04    11/25/02

WAL (yrs.)          18.24        7.45        5.79        4.63         3.79        3.38        2.75



                                 TO MATURITY


                                                          CPR
  Margin (bps)        0%          9%          12%         15%         18%         20%         24%
       100            99          91          88          84           81          78          73
       106           105          96          93          90           86          83          78
       112           111          102         99          95           91          88          83
       118           116          107         104         100          96          93          88

Beg. Am. (mos.)    02/25/07    11/25/97    11/25/97    11/25/97     11/25/97    11/25/97    11/25/97
End. Am. (mos.)    06/25/22    01/25/22    07/25/21    07/25/20     01/25/19    11/25/17    05/25/15

WAL (yrs.)          18.54        8.54        6.91        5.70         4.79        4.31        3.55



BEEM TABLES (CONTINUED):

     The BEEM analysis  for the Class A-1  Bonds was determined using  a 101%
                                                                         ----
     bond price and call price.   One-Year CMT is assumed to be 5.45%.
                                                                -----

                                 TO 25% CALL



                                                          CPR
  Margin (bps)        0%          9%          12%         15%         18%         20%         24%
       99             99          92          89          85           82          80          75
       104           104          96          93          90           86          84          78
       110           110          102         98          95           91          89          83
       116           115          107         104         100          96          93          88

Beg. Am. (mos.)    02/25/07    11/25/97    11/25/97    11/25/97     11/25/97    11/25/97    11/25/97
End. Am. (mos.)    01/25/20    12/25/10    05/25/08    05/25/06     10/25/04    01/25/04    11/25/02

WAL (yrs.)          18.24        7.45        5.79        4.63         3.79        3.38        2.75



                                 TO MATURITY


                                                          CPR
  Margin (bps)        0%          9%          12%         15%         18%         20%         24%
       99             98          91          88          85           81          79          74
       104           103          95          92          89           86          83          78
       110           109          101         98          94           91          88          83
       116           115          106         103         100          96          93          88

Beg. Am. (mos.)    02/25/07    11/25/97    11/25/97    11/25/97     11/25/97    11/25/97    11/25/97
End. Am. (mos.)    06/25/22    01/25/22    07/25/21    07/25/20     01/25/19    11/25/17    05/25/15

WAL (yrs.)          18.54        8.54        6.91        5.70         4.79        4.31        3.55






FOR ADDITIONAL INFORMATION PLEASE CALL:


ASSET BACKED SECURITIES GROUP
------------------------------
Rob DiOrio          (212) 449-1646
Mike Murphy         (212) 449-0843
Ted Hsueh           (212) 449-9177
Scott Henderson     (212) 449-3780

MBS TRADING
---------
Vince Mora         (212) 449-5320
Dan Pace           (212) 449-5320

ASSET BACKED RESEARCH
------------------
Chris Flanigan     (212) 449-1655
Ralph Diserio      (212) 449-1629
Ryan Asato         (212) 449-9622





                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone:  (212) 839-5300
                          Facsimile:  (212) 839-5599





                                        October 28, 1997


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  Sequoia Mortgage Funding Corporation
          Sequoia Mortgage Trust 2
          Collateralized Mortgage Bonds
          ------------------------------------


Ladies and Gentlemen:

     On behalf of Sequoia Mortgage Funding Corporation (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                        Very truly yours,

                                        /s/ Steven Z. Hodaszy

                                        Steven Z. Hodaszy


Enclosure